UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

December 9, 2025

Date of Report (Date of earliest event reported)

NEW ERA ENERGY & DIGITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-42433	99-3749880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4501 Santa Rosa Dr. Midland, TX	79707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 695-6997

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NEHC	The Nasdaq Stock Market LLC
Warrants	NEHCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

NEW ERA ENERGY & DIGITAL, INC.
4501 Santa Rosa Drive
Midland, TX 79707

SUPPLEMENT NO. 1 DATED DECEMBER 9, 2025

TO

PROXY STATEMENT

DATED NOVEMBER 20, 2025

Annual Meeting of Stockholders
To Be Held on December 16, 2025

INTRODUCTION

Shareholders recently received proxy materials for the New Era Energy & Digital annual meeting of stockholders to be held on Tuesday, December 16, 2025 at 10:00 a.m., Eastern Time. This supplement to the proxy statement contains additional information regarding the quorum requirements of the annual meeting that supplements the proxy statement. We urge you to read this supplement, together with the proxy statement previously sent to you carefully and in its entirety.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. Stockholders representing one-third (33.4%) of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting. As of the Record Date, there are a total of 53,449,171 shares that may be voted on each matter that may come before the Annual Meeting. The quorum is therefore 17,852,023 shares.

Any stockholder may participate in the Annual Meeting via teleconference using the following dial-in information:

Telephone access:
Within the U.S. and Canada: 1 (800) 450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 7150382#

Webcast: https://www.cstproxy.com/neweraenergydigital/2025

If you have any questions or need assistance voting your shares, please call us at (432) 695-6997 or our proxy solicitor, Advantage Proxy, at 877-870-8565.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2025

NEW ERA ENERGY & DIGITAL INC.

By:	/s/ E. Will Gray II
Name:	E. Will Gray II
Title:	Chief Executive Officer

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